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                                 United States
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

CURRENT REPORT  Pursuant to Section 13 or 15(d) of the Securities Exchange Act
                                    of 1934

        Date of Report (Date of earliest event reported):  July 2, 1996

                                SUNGROUP, INC.
                                --------------
            (Exact name of registrant as specified in its charter)


        Tennessee                      0-3851                62-0790469
        ---------                      ------                ----------
(State or other jurisdiction      (Commission File         (IRS Employer
   of incorporation)                   Number)           Identification No.)

    9102 North Meridian Street,  Suite 545,  Indianapolis, Indiana   46260
    ----------------------------------------------------------------------
       (Address of principal executive offices)                 (Zip Code)

      Registrant's telephone number, including area code: (317) 844-7425
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

        On July 2, 1996, SunMedia, Inc. ("SunMedia"), a wholly-owned subsidiary of SunGroup, Inc. ("SunGroup"), consummated its sale of substantially all of the assets of radio station WOWW-FM ("Radio Station"), in Pensacola, Florida, to Southern Broadcasting of Pensacola, Inc. ("Southern Broadcasting"). The initiation of this transaction pursuant to execution of the Asset Purchase Agreement by and between SunMedia and Southern Broadcasting was disclosed in SunGroup's Current Report on Form 8-K, filed with the Securities and Exchange Commission on February 21, 1996. The net proceeds to SunMedia from the disposition of the Radio Station were $2,288,427.91. Of this amount, $2,094,213.96 was paid to the Federal Deposit Insurance Corporation ("FDIC"), the first lien holder on the assets of the Radio Station, in consideration for full release of its lien on such assets and discharge of $5,053,892 in indebtedness of SunGroup to the FDIC. The remaining sale proceeds of $194,213.95 were remitted to SunGroup to reimburse it for certain expenses it has paid on behalf of SunMedia during the previous twelve months. After liquidating its remaining cash, receivables and creditor obligations, it is expected SunMedia will realize net income of $4,025,000 as a result of this transaction.

        There exists no material relationship between Southern Broadcasting and SunGroup, or any of its officers, directors or affiliates.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

        b) Pro Forma Financial Information.

           The Pro Forma financial information reflects the current interim period and the corresponding interim period of the preceding fiscal year as though the transaction occurred at the beginning of the periods.

                                                                      6 Months                  6 Months
                                                                   Ended 6-30-96             Ended 6-30-95
                                                                   -------------             -------------
                 Revenue                                            $ 4,076,709               $ 4,039,973
                 Income from Continuing Operations                      310,500                   351,904
                 Net Income                                           1,528,249                   407,359
                 Income Per Share                                          0.12                      0.03

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        c) Exhibits.

        2) Asset Purchase Agreement by and between SunMedia, Inc. and Southern Broadcasting of Pensacola, Inc., dated January 26, 1996, is hereby incorporated by reference to SunGroup's Current Report or Form 8-K filed February 21, 1996.


        3) Articles of Incorporation and By-Laws

          (i) The Articles of Incorporation of SunGroup are incorporated herein by reference to SunGroup's
               Annual Report on Form 10-KSB filed December 31,
               1993.

          (ii) The By-Laws of SunGroup are incorporated herein by
               reference to SunGroup's Annual Report on Form 10-K
               filed December 31, 1984
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                            SIGNATURE


      Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              SUNGROUP, INC.


Date: July   10, 1996         By:  /s/ John E. Southwood, Jr.
                                   --------------------------
                                   John E. Southwood, Jr.
                                   Vice President, Finance
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